DWS VARIABLE SERIES II

   SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF THE LISTED PORTFOLIO:

                           --------------------------

                       DWS International Select Equity VIP

Effective on or about May 1, 2009, the portfolio will change its investment style from focused to diversified, and the portfolio will change its name to DWS Diversified International Equity VIP. Accordingly, the information in the portfolio's prospectuses under the heading "The Portfolio's Main Investment Strategy" will be revised as follows:

The Portfolio's Main Investment Strategy

The portfolio seeks capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of its assets, determined at the time of purchase, in equity securities and other securities with equity characteristics.

Although the portfolio can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies (other than the United States).

At least 50% of the portfolio's assets will be invested in securities that are represented in the MSCI EAFE(R) Index. The MSCI EAFE(R) Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. In addition, the portfolio may invest in Canada.

In choosing securities, the portfolio managers consider various countries and sectors. The portfolio managers review the portfolio's allocation among countries and sectors periodically and may adjust the allocation based on current or expected market conditions or to manage risk consistent with the portfolio's investment objective.

The portfolio's equity investments are mainly common stocks, but may also include preferred stocks and other securities with equity characteristics, such as convertible securities, warrants and exchange-traded funds ("ETFs").

The portfolio may also invest up to 20% of its assets in cash equivalents, US investment-grade fixed-income securities, and US stocks and other equities.

The portfolio may invest a portion of its assets in companies located in countries with emerging markets. These countries are generally located in Latin America, the Middle East, Eastern Europe, Asia and Africa. Typically, the portfolio will not hold more than 35% of its net assets in securities of emerging markets issuers.

Other Investments. The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

In particular, the portfolio may use futures, currency options and forward currency transactions.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33(1)/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


February 9, 2009                                          [DWS Investments Logo]
VSDISEF-3600                                                 Deutsche Bank Group

Effective on or about May 1, 2009, the following information replaces similar disclosure about the portfolio management team under the heading "The Portfolio Manager" in the portfolio's prospectuses:

The following people handle the day-to-day management of the portfolio:

Robert Wang                                         Russell Shtern, CFA
Managing Director of Deutsche Asset Management      Vice President of Deutsche Asset Management and
and Portfolio Manager of portfolio.                 Portfolio Manager of portfolio.
o   Joined Deutsche Asset Management in 1995        o   Joined Deutsche Asset Management in 1999,
    as portfolio manager for asset allocation           previously serving as trader's assistant
    after 13 years of experience of trading             supporting program, options and equity swaps
    fixed income, foreign exchange and                  trading desks.
    derivative products at J.P. Morgan.             o   Portfolio manager for GrOWE and Tax
o   Global Head of Quantitative Strategies              Managed Equity: New York.
    Portfolio Management: New York.                 o   Joined the portfolio in 2009.
o   Joined the portfolio in 2009.                   o   BBA, Pace University.
o   BS, The Wharton School, University of
    Pennsylvania.


               Please Retain This Supplement for Future Reference


February 9, 2009
VSDISEF-3600